Impairment	12 Months Ended
Dec. 31, 2021
Impairment
Impairment

16. Impairment

Goodwill

Nokia has allocated goodwill to the operating segments corresponding to groups of cash-generating units (CGUs) that are expected to benefit from goodwill in line with Nokia’s operational and reporting structure. Refer to Note 5, Segment information.

Allocation of goodwill

The following table presents the allocation of goodwill to groups of CGUs as of 31 December(1):

EURm	Carrying amount
2021
Mobile Networks	2 191
Network Infrastructure	2 690
Cloud and Network Services	550
2020
Mobile Networks	729
Fixed Networks	609
Global Services	958
IP/Optical Networks	1 865
Nokia Software	914

(1)   Nokia adopted its current operational and reporting structure on 1 January 2021. Goodwill was reallocated to current groups of CGUs based on relative fair value.

Recoverable amounts

The recoverable amounts of the groups of CGUs were based on fair value less costs of disposal that was determined using a level 3 fair value measurement based on a discounted cash flow calculation. The cash flow projections used in calculating the recoverable amounts were based on financial plans approved by management covering an explicit forecast period of three years.

Seven additional years of cash flow projections subsequent to the explicit forecast period of three years reflect a gradual progression towards the steady state cash flow projections modeled in the terminal year. The terminal growth rate assumptions reflect long-term average growth rates for the industries and economies in which the groups of CGUs operate. The discount rates reflect current assessments of the time value of money and relevant market risk premiums reflecting risks and uncertainties for which the future cash flow estimates have not been adjusted. Other key variables in future cash flow projections include assumptions on estimated sales growth, gross margin and operating margin. All cash flow projections are consistent with market participant assumptions.

Terminal growth rate and post-tax discount rate applied in the impairment test for the groups of CGUs:

Key assumption %	Terminal growth rate	Post-tax discount rate
2021
Mobile Networks	1.2	7.7
Network Infrastructure	1.4	7.7
Cloud and Network Services	1.6	6.9
2020
Mobile Networks	1.2	8.0
Fixed Networks	0.8	7.4
Global Services	1.1	7.6
IP/Optical Networks	1.4	7.9
Nokia Software	1.5	7.0

The results of the impairment testing indicate adequate headroom for each group of CGUs in 2021.

Impairment charges by asset category

EURm	2021	2020	2019
Goodwill	–	200	–
Intangible assets	–	9	12
Property, plant and equipment	14	–	4
Right-of-use assets(1)	25	32	20
Investments in associated companies and joint ventures	–	4	2
Total	39	245	38

(1)   Nokia adopted IFRS 16, Leases, on 1 January 2019. In 2019, a EUR 20 million impairment charge is presented net of onerous lease contract provision releases.

Based on the long-range plan prepared in the fourth quarter of 2020, Nokia conducted an impairment test and concluded that the carrying amount exceeded the recoverable amount for its Fixed Networks group of CGUs. As a result, Nokia recorded a non-cash impairment charge of EUR 200 million within other operating expenses to reduce the goodwill within its Fixed Networks operating segment.

Other impairments recorded by Nokia in 2021, 2020 and 2019 are immaterial.